UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, New York	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	MTX	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[☐ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of a Matter to a Vote of Security Holders.

On May 17, 2023, Minerals Technologies Inc. (the “Company”) held its Annual Meeting of Shareholders.  A total of 31,655,882 shares were represented in person or by proxy at the meeting, or 97.27% of the eligible voting shares.  The matters voted upon and the final results of the vote were as follows:

Proposal 1.  The nominees for election to the Board of Directors named in the Company’s 2023 Proxy Statement were elected for three-year terms based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Joseph C. Breunig	30,052,798	1,403,166	7,166	192,752
Alison A. Deans	26,101,865	5,355,635	5,630	192,752
Franklin L. Feder	31,021,504	432,208	9,418	192,752

Proposal 2.  The proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the 2023 fiscal year received the following votes:

Votes For	Votes Against	Votes Abstained
31,227,465	423,798	4,619

Proposal 3.  The proposal to approve, on an advisory basis, the 2022 compensation of the Company’s named executive officers received the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,377,515	6,072,694	12,921	192,752

Proposal 4.  The advisory vote to approve the frequency of future executive compensation votes received the following votes:

For 1 Year	For 2 Years	For 3 Years	Votes Abstained	Broker Non-Votes
28,764,350	2,198	2,673,628	22,954	192,752

Based upon the results above, and consistent with the recommendation of the Company’s Board of Directors, the Company has determined that it will continue to be the Company’s policy to include an advisory vote on executive compensation in its future proxy materials every year until the next shareholder vote on the frequency of these votes.

Item 8.01 Other Events

On May 16, 2023, the Company’s Board of Directors declared a regular quarterly dividend of $0.05 per share on the Company's common stock.  The dividend is payable on June 15, 2023 to the stockholders of record on June 1, 2023.  A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release dated May 16, 2023
		104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Timothy J. Jordan
	Name:	Timothy J. Jordan
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: May 19, 2023